EXHIBIT 32.1

                          CERTIFICATION PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                           (18 U.S.C. Section 1350)

      In connection with the accompanying Quarterly Report of Carrington Laboratories, Inc., (the "Company") on Form 10-Q for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carlton E. Turner, President and Chief Executive Officer of the Company, hereby certify that, to the best of my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Dated: August 13, 2003          /s/ Carlton E. Turner
                                 --------------------------------------------
                                 Carlton E. Turner
                                 President and
                                 Chief Executive Officer
                                 (principal executive officer)